ASSIGNMENT OF AGREEMENT



         THIS AGREEMENT is made on November ___, 1998, between COMMUNITY ACQUISITION & DEVELOPMENT CORP., a Delaware corporation, hereinafter referred to as ("CADC"); and CAX RIVERSIDE, L.L.C., a Delaware limited liability company, hereinafter referred to as ("CAX").

                            I N T R O D U C T I O N:

         A. THE MOORINGS OF MANATEE, INC., a Florida corporation and CADC entered into an Asset Purchase Agreement dated November, ___ 1998 (the "Agreement").

         B. CADC wishes to assign the Agreement to CAX, and CAX wishes to accept the assignment.

         THEREFORE, in consideration of their mutual promises it is agreed as follows:

                  1. The Agreement referred to in the Introduction is assigned, effective as of , 1998 (the "Effective Date"), to CAX.

                  2. CAX agrees to perform all obligations of CADC under the Agreement subsequent to the Effective Date.

         IN WITNESS OF this Assignment, the parties have signed it below.

                                                  COMMUNITY   ACQUISITION   &
                                                  DEVELOPMENT   CORP.,   a
                                                  Delaware corporation


 /s/ Thomas P. McLaughlin, Jr.                    By: /s/ Joseph W. Gaynor
------------------------------                       ---------------------------
Thomas P. McLaughlin, Jr.                           Joseph W. Gaynor
  (print name of witness)                           Its: President
                                                    (print name of corporate
                                                          officer)
 /s/ Merrilyn K. Lovelady
------------------------------
Merrilyn K. Lovelady
  (print name of witness)

                                                  CAX RIVERSIDE, L.L.C., a
                                                  Delaware limited  liability
                                                  company

                                                  By: COMMERCIAL ASSETS,  INC.,
                                                      a   Maryland  corporation

 /s/ Peggy A. Purcell                                 By:/s/ David M. Becker
-----------------------------                            ----------------------
Peggy A. Purcell                                         David M. Becker
  (print name of witness)                                Chief Financial Officer

 /s/ Lynn M. Schroeder
-----------------------------
Lynn M. Schroeder
  (print name of witness)










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